Subsequent event	6 Months Ended
Sep. 30, 2019
Subsequent Events [Abstract]
Subsequent events

18. Subsequent event:

Nomura entered into an agreement with Greentech Capital, LLC (“Greentech”), a leading M&A advisory boutique firm focused on supporting clients across sustainable technology and infrastructure, to acquire Greentech through the Company’s wholly owned subsidiary Nomura Holding America Inc. The transaction is expected to be closed on March 31, 2020, subject to certain conditions including relevant regulatory approvals. We do not expect the impact of the acquisition to be material on Nomura’s operating results and financial positions for the fiscal year ending March 31, 2020.